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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  May 6, 2002





                           GENESIS ENERGY, L.P.
           (Exact name of registrant as specified in its charter)




            Delaware                 1-12295         76-0513049
 (State or other jurisdiction of   (Commission   (I.R.S. Employer
  incorporation or organization)   File Number)  Identification No.)




       500 Dallas, Suite 2500, Houston, Texas          77002
      (Address of principal executive offices)       (Zip Code)




                               (713) 860-2500
              (Registrant's telephone number, including area code)





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Item 5.  Other Events.

   On May 6, 2002, Genesis Energy, L.P. ("GELP") issued a press release announcing that Denbury Resources Inc. will purchase the general partner of Genesis Energy, L.P. These matters are discussed in the press release filed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

   (c)  Exhibits

         The following materials are filed as exhibits to this Current Report on Form 8-K.

         Exhibit.

*99.1	Press release dated May 6, 2002, "Denbury Resources Inc. to
Purchase General Partner of Genesis Energy, L.P."

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*  filed herewith

                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GENESIS ENERGY, L.P.
                                        (A Delaware Limited Partnership)

                                   By:  GENESIS ENERGY, L.L.C., as
                                            General Partner


Date:  May 6, 2002                 By:  /s/  Ross A. Benavides
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                                        Ross A. Benavides
                                        Chief Financial Officer